Exhibit 10.92

Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Telephone No.:    (212) 902-1000

August 30, 2010

To: Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, California 94404

Attention:	Treasurer
Telephone No.:	(650) 522-5727
Facsimile No.:	(650) 522-3000

Re: Additional Call Option Transaction (2016)

Reference is made to the letter agreement Re: Additional Call Option Transaction (2016) dated August 5, 2010 and entered into between into between Goldman, Sachs & Co. (“Dealer”) and Gilead Sciences, Inc. (“Counterparty”) (the “Confirmation”). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Confirmation.

Whereas the Confirmation defined the Free Convertibility Date as April 1, 2016, but Counterparty and Dealer wish to define the Free Convertibility Date as February 1, 2016;

Now therefore, Counterparty and Dealer do hereby agree that the definition of the Free Convertibility Date in the Confirmation is hereby replaced in its entirety by February 1, 2016.

[Signature Page to Follow]

Yours faithfully,

Goldman, Sachs & Co.

By:	/s/ Jonathan Lipnick
Name:	Jonathan Lipnick
Title:	Vice President

Accepted and confirmed:

Gilead Sciences, Inc.

By:	/s/ Brett A. Pletcher
Name:	Brett A. Pletcher
Title:	Vice President and General Counsel